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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 16, 2007
                                                           -------------


                            THE X-CHANGE CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                 002-41703                90-0156146
 ----------------------------   ----------------       -------------------
 (State or other jurisdiction   (Commission File        (I.R.S. Employer
       of incorporation)              Number)          Identification No.)


                     710 Century Parkway, Allen, Texas 75013
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 747-0051
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On July 16, 2007, The Board of Directors of The X-Change Corporation appointed George DeCourcy as Chief Financial Officer of the Company.

Mr. DeCourcy has over 30 years financial management experience in high tech and other business sectors. Since 2002, he has served as president of Dallas-based Carriage Financial, where he spearheaded financings for several major public real estate enterprises, structured various commercial mixed-use deals, and assembled public structure and property portfolio financings for numerous clients.

From 1995 through 2001, Mr. DeCourcy was co-founder, president and CFO of Anacom Communications, Inc., one of the first Internet-based companies processing credit card transactions for merchants. Prior to this, he served as executive vice president and CFO at Senior Living Properties, where he designed publicly traded real estate investment trusts for the senior housing industry. Earlier, he was executive vice president and CFO at Triland International Inc., where he structured, negotiated and drafted over 100 joint venture transactions with private/institutional investors.

He started his career as a tax manager with Arthur Andersen & Company, where he serviced clients in the manufacturing, investment and banking industries.

     A copy of the press release is filed herewith as Exhibit 99.1

ITEM 7.01.  REGULATION FD DISCLOSURE.

     A copy of the press release announcing the appointment of Chief Financial Officer is attached as Exhibit 99.1 and is hereby incorporated by reference to this Item 7.01.

     The information in the press release is being furnished pursuant to Item
7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in the press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.
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99.1     Press Release, dated July 16, 2007, announcing the appointment of
         George DeCourcy to Chief Financial Officer

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 16, 2007

                                      THE X-CHANGE CORPORATION



                                      By: /s/ Michael L. Sheriff
                                          -------------------------------------
                                          Michael L. Sheriff
                                          President and Chief Executive Officer